EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Columbia Banking System, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Clint E. Stein, President and Chief Executive Officer, and Aaron James Deer, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CLINT E. STEIN
Clint E. Stein President and Chief Executive Officer Columbia Banking System, Inc.

/s/ AARON JAMES DEER
Aaron James Deer Executive Vice President and Chief Financial Officer Columbia Banking System, Inc.
Dated: May 6, 2021